OTHER REAL ESTATE	12 Months Ended
Dec. 31, 2019
OTHER REAL ESTATE [Abstract]
OTHER REAL ESTATE
NOTE 5 – OTHER REAL ESTATE

A summary of other real estate activity for the years ended December 31 follows (1):

	2019	2018	2017
	(In thousands)
Balance at beginning of year, net of valuation allowance	$1,178	$1,628	$4,956
Loans transferred to other real estate	2,242	1,510	1,735
Sales of other real estate	(1,438)	(1,822)	(4,737)
Additions to valuation allowance charged to expense	(267)	(138)	(326)
Balance at end of year, net of valuation allowance	$1,715	$1,178	$1,628

(1)	Table excludes other repossessed assets totaling $0.15 million and $0.12 million at December 31, 2019 and 2018, respectively.

We periodically review our real estate properties and establish valuation allowances on these properties if values have declined since the date of acquisition. An analysis of our valuation allowance for other real estate follows:

	2019	2018	2017
	(In thousands)
Balance at beginning of year	$144	$123	$793
Additions charged to expense	267	138	326
Direct write-downs upon sale	(319)	(117)	(996)
Balance at end of year	$92	$144	$123

At both December 31, 2019 and 2018, the balance of other real estate includes $1.2 million of foreclosed residential real estate properties. Retail mortgage loans secured by residential real estate properties for which formal foreclosure proceedings are in process according to local requirements totaled $0.7 million and $0.3 million at December 31, 2019 and 2018, respectively.

Other real estate and repossessed assets totaling $1.9 million and $1.3 million at December 31, 2019 and 2018, respectively, are presented net of the valuation allowance on the Consolidated Statements of Financial Condition.